UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

 CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 22, 2019

Commission file number: 1-03319

Mineral Mountain Mining & Milling Company
(Exact name of registrant as specified in its charter)

Idaho	82-0144710
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

13 Bow Circle, Suite 170. Hilton Head, SC	29928
(Address of Registrant’s Offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (917) 587-8153

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Mineral Mountain Mining & Milling Company (“we”, “our”, the “Company”) is filing this Form 8-K/A, Amendment No. 1 (the “Amendment”) to its Form 8-K filed on March 27, 2019 to clarify the disclosure in Items 1.01, 3.02 and 5.02 in the March 27, 2019 Form 8-K. Specifically, this Amendment corrects, among other disclosure, the principals and control persons of one of the parties to a Share Exchange Agreement with the Company on March 22, 2019 as disclosed in Items 1.01 and 3.02 below as well as correcting and providing additional biographical information in Item 5.02 with respect to one of the Company’s newly designated directors, Mr. Carl Dorvil.

Item 1.01 Entry into a Material Definitive Agreement.

On March 22, 2019, Mineral Mountain Mining & Milling Company the “Company”) entered into two Share Exchange Agreements (collectively the “SEA’s”) with: (i) PR345, Inc., a newly organized Texas corporation (“PR345”); and (ii) NuAxess 2, Inc., a newly organized Delaware corporation (NuAxess”). Pursuant to the SEA’s, which were filed as Exhibits 2.1 and 2.2 to the March 27, 2019 Form 8-K, the Company agreed to acquire all of the capital stock of P345 and NuAxess in exchange of the issuance of shares of Series C and D Preferred Stock, par value $0.10 per share, to the shareholders of PR345 and NuAxess as discussed more fully below.

The entry into the two SEA’s was authorized and approved by resolutions of the Company’s Board of Directors (the “Board”) on March 17, 2019 in furtherance of the Company’s plan to diversify its business beyond its historic mining operations (the “MMMM Mining Operations”), as disclosed in the Company registration statement on Form S-1 that was declared effective by the SEC on March 8, 2019, Registration No. 333-227839.

PR345 is a minority-owned business enterprise that was formed to provide staffing services to a variety of industries as well as back office services including accounting, payroll and a full complement of HR benefits in its role as a Professional Employer Organization (“PEO”). NuAxess serves as a full service financial, employee benefit and insurance consulting company providing health plans and comprehensive benefits to employees of small and medium size businesses.

Upon the closing of the SEA’s (the “Closing”), PR345 and NuAxess will become wholly-owned subsidiaries of the Company in exchange for the issuance of 400,000 shares of newly designated Series C Convertible Preferred Stock (the “Series C Shares”) as follows: (i) 200,000 Series C Shares issuable to Sunlight Financial, LLC (“Sunlight”), a Texas limited liability company and the control shareholder of PR345, owning 75% of its capital stock; and (ii) 200,000 Series C Shares issuable to IDH Holdings 2, Inc. (“IDH Holdings”), a Delaware corporation and the control shareholder of NuAxess, owning 75% of the capital stock its capital stock.

Upon the Closing, the Company will also issue the minority shareholders of PR345 and NuAxess a total of 400,000 shares of newly designated Series D Convertible Preferred Stock (“the Series D Shares”) as follows: (i) 200,000 Series D Shares to Draper, Inc (“Draper”), a Nevada corporation: and (ii) 200,000 Series D Shares to Carriage House, Inc (“Carriage House”), a Delaware corporation, in exchange for all of their shares in NuAxess and PR345, representing 12.5% and 12.5% respectively.

The Series C and Series D Preferred Stock will represent 92.5% of the outstanding capital stock of the Company as of the date of Closing. Reference is made to the disclosure under Item 3.02, “Unregistered Sales of Equity Securities” below. The outstanding common stock holders of the Company at the Closing shall retain 7.5% of the issued and outstanding common stock, par value $0.001 (the “Common Stock”), which Common Stock will be subject to dilution upon the conversion on existing convertible notes and subsequently issued convertible note issued for the purpose of funding the MMMM Mining Operations, subject to certain anti-dilution protections as set forth in the SEA’s.

In addition, at the Closing, the Company shall place in escrow the shares of Series B Super Voting Preferred Stock (the “Super Voting Shares”) issued in the name of its Chairman, Sheldon Karasik, to be released to IDH Holdings or its designee at or after Closing, which shares were issued on March 21, 2019, pursuant to resolutions of the Board of Directors dated November 5, 2018. The Certificate of Designation for the Super Voting Shares was attached as Exhibit 99.1 to the Company’s Form 8-K filed on March 21, 2019.

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Reference is made by the Company to the SEA’s attached as Exhibits 2.1 and 2.2 to the March 27, 2019 Form 8-K for a complete description of the Conditions of Closing.

The Company currently owns and controls two wholly-owned subsidiaries, Nomadic Gold Mines, Inc. and Lander Gold Mines, Inc. (collectively the “MMMM Mining Subsidiaries”), each of which has exclusive rights to and/or owns mining claims in the States of Alaska and Wyoming, respectively. Since its inception, the Company has not generated significant revenues and during the past two fiscal years ended September 30, 2017 and 2018, the Company generated no operational revenues and had limited liquid assets. The Company believes that in order for it to be successful in its mining operations and in order to diversify its business and generate revenue from its mining and other business operations, it is in its best interests and in the interests of its shareholders to enter into separate share exchange agreements with NuAxess and PR345.

The Company’s Board determined to enter into the NuAxess SEA because of the reasonably based projected growth potential and new business opportunities afforded by NuAxess’ business plan which, in substance, provides that NuAxess shall: (i) serve as a full service financial, employee benefit and insurance consulting company offering, either directly or indirectly, through proven third parties, innovative ways to provide employees of client companies with affordable and manageable health plans and comprehensive benefits, based upon a new system being developed throughout the country for the rapidly expanding market of small and medium-sized businesses (“SMBs”) which are experiencing significant problems with their existing programs, to the extent that they even provide programs because of their costs and complexities; (ii) creating an international professional employer association (“IPEA”) headquartered in San Juan, Puerto Rico, that will sponsor and provide professional outreach programs offering health insurance, healthcare and financial education to its PEO and financial services members globally; and (iii) additionally, the IPEA will offer these and other services to leading rural hospital providers via a proprietary program called ‘Community Health Exchanges’, which will work directly with SMB employers in rural communities providing access to private insured health plans with contracted medical services through the rural hospitals.

The Company’s Board also determined to enter into the PR345 SEA because of the reasonably based projected growth potential and new business opportunities afforded by PR345’s business plan which, in substance, provides that PR345, a designated minority-owned business enterprise consulting firm, shall: (i) provide specialized staffing services for a variety of professional industries including, but not limited to, medical, education, financial services, technology and hospitality, among others; (ii) provide specific back office services including accounting, payroll, and a full complement of Human Resource (“HR”) benefits; and (iii) either directly or indirectly through third-party relationships and strategic affiliations, acts as a PEO.

The SEA’s provide that PR345 and/or NuAxess shall provide or otherwise secure for the benefit of the MMMM Mining Operations, which shall be operated by the MMMM Mining Subsidiaries, 75% of which will be owned by a private entity and 25% of which will be retained by the Company after the Closing. The new privately- owned company, the owner of 75% of the MMMM Mining Subsidiaries, will assume responsibility for 100% of the liabilities of the MMMM Mining Subsidiaries.

The Closing of both SEA’s is subject to the satisfaction of the conditions to Closing set forth in Section 1.03 of the respective SEA’s at or prior to the Closing, which shall take place during the week of April 1, 2019 or shortly thereafter. The conditions of Closing include, but are not limited to: (i) filing of Certificates of Designation for the Series B Super Voting Preferred Stock (which has been filed with the Secretary of State of Idaho) and the Series C and Series D Preferred Stock (which have been submitted for filing with the Secretary of State of Idaho); (ii) Felix Keller, a member of the Board since October 23, 2017, shall resign as a member of the Board, which resignation shall be executed and delivered to the Board on or prior to the Closing; (iii) Sheldon Karasik shall submit to the Board his resignation as CEO of the Company; (iv) the Board shall approve the appointment of Pat Dileo as new CEO of the Company and, pursuant to the terms of the SEA’s, ratify and approve the appointment of Carl Dorvil, Pat Dileo and Derrick Chambers to the Board, joining Sheldon Karasik and Michael Miller, on the newly constituted Board of Directors; (v) NuAxess and/or PR345 shall pay $100,000 into an account designated by the management of the MMMM Mining Subsidiaries as working capital for the operations of those subsidiaries; and (vi) the Company, NuAxess and PR345 shall amend and/or modify the Equity Financing Agreement with Crown Bridge Partners, LLC (“CBP”), dated October 1, 2018, to provide that 20% of all proceeds from the Equity Financing Agreement, will be paid and deposited into an account designated by the MMMM Mining Subsidiaries for the sole benefit and use in the operations of the operations of the MMMM Mining Subsidiaries, for use primarily as working capital for in furtherance of their mining operations. The Company, NuAxess and PR345 have been informed telephonically that CPB has agreed to the foregoing amendment, which amendment shall be executed during the week of April 1, 2019 or shortly thereafter.

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The parties also agreed that: (i) within 30 days of the Closing, NuAxess, PR345, MMMM and their designated representatives or third-party investors selected by NuAxess and/or PR345 and approved by MMMM, which approval will not be unreasonably withheld, shall make an additional payment of $400,000 to the MMMM Mining Subsidiaries assuming funding is received, and, in the event such anticipated financing is not received, the Company will be obligated to deliver to the MMMM Mining Subsidiaries the first $400,000 of debt or equity raised by the Company within 5 business days of receipt of such new financing.; and (ii) the Company and the management of the MMMM Mining Subsidiaries consisting of Sheldon Karasik and other individuals designated by Sheldon Karasik (the “Mining Management”), shall enter into an Option Agreement, in a form mutually agreed prior to the Closing (the “MBO Agreement”) pursuant to which the Mining Management shall have the exclusive right to exercise at any time the purchase of 75% of the shares and any other equity interests of the MMMM Mining Subsidiaries by a Mining Management or an entity created and controlled by the Mining Management, in consideration for a payment of $10 to the Company and assumption by the Mining Management of 100% of the liabilities of the MMMM Mining Subsidiaries. The MBO Agreement shall also provide that the Management Group shall have full and exclusive control over the management of the daily operations of the MMMM Mining Subsidiaries prior to the exercise of the Option and the closing of the MDO Agreement.

In addition, the SEA’s also provide in Section 4.08 that the Company’s existing Common Stock Holders and the new Preferred Stock Holders have anti-dilution rights and protections, subject to certain limitations. Reference is made to the full terms and conditions of the anti-dilution provisions contained in Section 4.08 of the SEA’s.

The foregoing is a summary of the SEA’s and reference is made to the express terms and conditions of the SEA’s, attached as Exhibits 2.1 and 2.2 to the Company’s March 27, 2019 Form 8-K.

Item 3.02   Unregistered Sales of Equity Securities.

The Company’s authorized capital stock consists of 10,000,000 shares of preferred stock, par value $.10 per share. On March 21, 2019, the Company’s Board authorized the filing with the Secretary of State of the State of Idaho of the Certificate of Designation for Series B Super Voting Preferred Stock and authorized the issuance of 1 share of the Super Voting Shares to Sheldon Karasik, the Company’s CEO and Chairman. Reference is made to the Certificate of Designation of the Series B Super Voting Preferred Stock, which was attached as Exhibit 99.1 to the Company’s Form 8-K filed on March 21, 2019, for the terms and conditions of the Super Voting Shares.

On March 27, 2019, the Board of Directors authorized the issuance of: (i) 400,000 Series C Shares to IDH Holdings and Sunlight, the 75% owners of NuAxess and PR345, respectively, with 200,000 shares of Series C Preferred Stock issuable to each; and (ii) 400,000 Series D Shares, with 200,000 Series D Shares issuable to each of Draper and Carriage House in exchange for their shares in NuAxess and PR345, respectively. While the Series C Shares and Series D Shares are convertible into shares of the Company’s Common Stock, the Series D Shares have certain Beneficial Ownership Limitations, as set forth in the Certificate of Designation of the Series D Convertible Preferred Stock. The Company has submitted for filing with the Secretary of State of Idaho the Certificates of Designation for the Series C and Series D Preferred Stock. Reference is made to Exhibits 99.2 and 99.3 to the March 27, 2019 Form 8-K for the complete description of the terms and conditions of the Series C Convertible Preferred Stock and Series D Convertible Preferred Stock.

The shareholders of NuAxess, which consist of IDH Holdings, a 75% owner, and Draper and Carriage House, each 12.5% owners, own 100% of the issued and outstanding capital stock of NuAxess (the NuAxess Shares”). Pat Dileo is President of NuAxess and he is the principal of IDH Holdings.

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The shareholders of PR345, which consist of Sunlight, a 75% owner, and Draper and Carriage House, each 12.5% owners, own 100% of the issued and outstanding capital stock of PR345 (the “PR345 Shares”). Joshua Rebecca is the sole officer, director and control person of PR345 and Sunlight.

The disclosures set forth in Item 1.01 above are incorporated in this Item 3.02.

Item 3.03  Material Modification to Rights of Security Holders.

The disclosures set forth in Item 1.01 above are incorporated in this Item 3.03.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On Closing: (i) Mr. Felix Keller (a member of the Board since October 23, 2017) shall resign as a member of the Board of Directors of the Company; and (ii) pursuant to the provisions of the SEA’s, the Board shall be comprised of Carl Dorvil, Pat Dileo and Derrick Chambers, joining existing directors, Sheldon Karasik and Michael Miller. Mr. Derrick Chambers and Mr. Michael Miller shall serve as independent directors.

Carl Dorvil, age 35, Director: Mr. Dorvil served as the Chief Executive Officer and Chairman of the Board of GEX Management, Inc., OTCQB: GXXM (“GEX”), a reporting public company engaged in the business of offering PEO services, from 2004 until October 15, 2018, at which date his employment agreement with GEX ended. While Mr. Dorvil’s position as CEO and Chairman of GEX ended on or about October 15, 2018, he continues to provide limited consulting services to GEX. Mr. Dorvil founded Group Excellence, LLC, a tutoring and mentoring company, in 2004, growing Group Excellence to more than six hundred employees. In 2011, Group Excellence was on Inc. 500’s annual list of the 500 fastest growing private companies in the United States. In response to rapid growth, Mr. Dorvil developed GEX to provide back-office functions to Group Excellence, together with human resources, IT and accounting/bookkeeping services. In 2016 GEX revised its business model to provide staffing and back-office services to a wide variety of industries in order to expand GEX’s business. On February 23, 2018, the US Secretary of Commerce, Wilbur Ross, mentioned at the “African American Leaders in the White House: Education, Business and Policy” that Dorvil was “the youngest African American CEO ever to take a company public in U.S. history.”

From 2011 to 2018, Mr. Dorvil also served as a managing partner at P413 Management, LLC, a strategy and consulting firm that focuses on non-profit entities and consulting related to the expansion of corporate community outreach programs, and from 2013 to 2016, he served as Managing Partner at Vicar Capital Advisors, LLC, a capital advisory firm.

Mr. Dorvil graduated from Southern Methodist University in 2005 with three majors -- Public Policy, Economics, and Psychology, all with Distinction. Mr. Dorvil continued his education post undergraduate studies at SMU and received his MBA from the Cox School of Business.

Pat Dileo, age 67, Director: Pat Dileo has over 25 years of proven entrepreneurial, financial and management experience in both guiding his own companies and providing strategic advice and guidance to the CEOs of various public and private corporations. Since 2018, Mr. Dileo has served as President of NuAxess 2, Inc., a Delaware corporation that uses its reference-based medical provider pricing method for its proprietary Health Benefit Plans (HBP) and reinsurance risk assessment for small to midsize employer groups and their employees.

Mr. Dileo was also a founder of Consumer Care Solutions, Inc., a company he created in August 2004, as Essential Planning Group, and whose former chairman was the late Gerald (‘Jerry’) Tsai, Jr., a world-renowned Wall Street fund manager and financier who pioneered the use of performance funds in money management during the 1950s and 1960s, and later turned American Can Company into the financial services giant Primerica for Citigroup.

Prior to Consumer Care Solutions, Inc. Mr. Dileo was part of the management team active in establishing a patented technology for making municipal biosolids a recyclable fertilizer material via U.S. E.P.A. and was an owner and secretary of the private company that purchased a fertilizer company in Arkansas and acquired several long-term municipal biosolid contracts, including New York City DEP and Yonkers, NY. This company was subsequently sold to the largest national public company that ran municipal waste facilities throughout America.

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From 1995 to 1998, Mr. Dileo was a vice president and director of Compost America Holding Company, Inc., a municipal solid waste and organic recycling company which became a public reporting company traded on OTCBB: CAHC in 1996.

Derrick Chambers, age 41, Director: From 2016 to the present, Derrick Chambers has served as Director of the University of Florida Gator Boosters, responsible for fundraising and donations for the University’s Athletic Department. From 2011 to the present, Mr. Chambers has been the owner and founder of DCMG LLC, a New York based company engaged in independent consulting specializing in financial services in the areas of high net worth, professional sports and education. Mr. Chambers was a captain of the University of Florida NCAA Division 1 football team for two years under renowned Coach Steve Spurrier and played in the NFL for three years with the Carolina Panthers and Jacksonville Jaguars. Following his NFL career, he studied University of Oxford in England, studying politics, philosophy, and history. He was a member of the Oxford Rugby team at St. Peter’s College. Thereafter, Mr. Chambers studies at Princeton Seminary where he served as a Princeton Academic-Athletic fellow at Princeton. The academic-athletic fellows are made up of faculty and administrators who mentor student athletes at Princeton.

As a member of the National Football League Players Association (NFLPA), Derrick is focused on financial literacy and advisory services for professional athletes and entertainers. Derrick is a Board member of the Youth Leadership foundation of Washington, D.C.

The disclosures set forth in Item 1.01 above are incorporated in this Item 5.02.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosures set forth in Item 1.01 above are incorporated in this Item 5.03.

Item 8.01 Other Events.

The disclosures set forth in Item 1.01 above are incorporated in this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

2.1	Share Exchange Agreement between Mineral Mountain Mining & Milling Company and PR345, Inc., dated March 22, 2019, filed as an Exhibit to the Registrant’s Form 8-K on March 27, 2019.
2.2	Share Exchange Agreement between Mineral Mountain Mining & Milling Company and NuAxess 2, Inc., dated March 22, 2019, filed as an Exhibit to the Registrant’s Form 8-K on March 27, 2019.
99.1	Certificate of Designation of Series B Super Voting Preferred Stock, filed as an Exhibit to the Registrant’s Form 8-K on March 21, 2019.
99.2*	Certificate of Designation of Series C Preferred Stock, filed as an Exhibit to the Registrant’s Form 8-K on March 27, 2019.
99.3*	Certificate of Designation of Series D Preferred Shares, filed as an Exhibit to the Registrant’s Form 8-K on March 27, 2019.

__________

* These exhibits were erroneously identified as Exhibits Numbers 99.1 and 99.2 respectively in the Registrant’s Form 8-K filed on March 27, 2019.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mineral Mountain Mining & Milling Company

Dated: April 1, 2019	By:	/s/ Sheldon Karasik
Sheldon Karasik
Chief Executive Officer (Principal Executive Officer)

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